Exhibit 99.1


                      Innodata Isogen Reports First Quarter
     2005 Results; Company Reports Revenues of Approximately $11.2 Million;
                          Cash Balances Again Increase



    NEW YORK--(BUSINESS WIRE)--May 12, 2005--INNODATA ISOGEN, INC. (NASDAQ: INOD), a leading provider of content supply chain solutions, today announced net income of $299,000, or $0.01 per diluted share, for the first quarter of 2005, versus net income of $2,080,000, or $0.08 per diluted share, for the first quarter of 2004, and net income of $1,097,000, or $0.04 per diluted share, for the fourth quarter of 2004.
    Revenues were $11,190,000 for the three months ended March 31, 2005, down almost 8% from revenues of $12,157,000 for the same period last year and approximately 17% from revenues of $13,511,000 last quarter.
    The company saw unrestricted cash and equivalents again increase, from approximately $20,663,000 at December 31, 2004 to approximately $23,422,000 at March 31, 2005. This growth also represents a 127% increase from the approximately $10,316,000 in unrestricted cash and equivalents that the company reported at this time last year.
    Innodata Isogen attributed its results in large part to the unexpected early termination of a large project by an ongoing client, the completion of another large project for a different client and to delays in the start-up of a new project for yet another client.
    "We understand where we need to make progress," said Jack Abuhoff, chairman and CEO of Innodata Isogen. "Project-based work, especially when concentrated in large chunks, can create revenue choppiness, which can hurt profitability in the short-term and distract from the fundamental strength of our business model overall."
    Innodata Isogen will continue to invest in business development initiatives aimed at increasing and diversifying the company's client roster and lessening project concentration, Abuhoff asserted.
    Abuhoff noted that he expected that second quarter 2005 results will likely be lower than first quarter 2005 results. But Abuhoff also said that the company is growing its business development infrastructure to drive improved performance in the second half of this year.

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an earnings conference call, including a question & answer period, at 11:00 AM ET today. You can participate in this call by dialing the following call-in numbers:


1-800-289-0493 (Domestic)
1-913-981-5510 (International)
1-888-203-1112 (Domestic Replay)
1-719-457-0820 (International Replay)
Pass code on Replay only: 6384203


    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (www.innodata-isogen.com) provides business and technology services that help organizations create, manage and distribute information more effectively and economically. We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North America, seven content production facilities in North America and Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "estimate," "believe," "expect," and "anticipate" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.
    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata Isogen acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risk and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.
    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur. We undertake no obligation to update or review any guidance or other forward-looking information, whether as a result of new information, future developments or otherwise.


                INNODATA ISOGEN, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                              (Unaudited)

                                                    Three Months Ended
                                                        March 31,

                                                        2005     2004
                                                        ----     ----

REVENUES                                             $11,190  $12,157
                                                     -------- --------

OPERATING COSTS AND EXPENSES:
 Direct operating expenses                             8,203    7,775
 Selling and administrative expenses                   2,684    2,254
 Bad debt recovery - net                                   -     (963)
 Interest (income) expense - net                         (81)       1
                                                     -------- --------

     Total                                            10,806    9,067
                                                     -------- --------

INCOME BEFORE PROVISION FOR INCOME TAXES                 384    3,090

PROVISION FOR INCOME TAXES                                85    1,010
                                                     -------- --------
NET INCOME                                              $299   $2,080
                                                     ======== ========

BASIC INCOME PER SHARE                                  $.01     $.09
                                                     ======== ========
WEIGHTED AVERAGE SHARES OUTSTANDING                   22,691   21,952
                                                     ======== ========

DILUTED INCOME PER SHARE                                $.01     $.08
                                                     ======== ========
ADJUSTED DILUTIVE SHARES OUTSTANDING                  25,110   24,527
                                                     ======== ========

                INNODATA ISOGEN, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in Thousands)

                                              March 31,   December 31,
                                                 2005         2004
                                                 ----         ----
                                              Unaudited   Derived from
                                                            audited
                                                           financial
                                                           statements
ASSETS

CURRENT ASSETS:
 Cash and equivalents                          $23,422      $20,663
 Accounts receivable-net                         6,058        8,019
 Prepaid expenses and other current assets         882        1,757
 Deferred income taxes                             607          645
                                             ------------ ------------

       Total current assets                     30,969       31,084

PROPERTY AND EQUIPMENT - NET                     4,275        4,559

OTHER ASSETS                                       969          893

GOODWILL                                           675          675
                                             ------------ ------------

TOTAL                                          $36,888      $37,211
                                             ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable and accrued expenses          $3,210       $3,412
 Accrued salaries, wages and related benefits    3,884        3,979
 Income and other taxes                            984        1,304
 Current portion of capital lease obligations      180          180
                                             ------------ ------------

       Total current liabilities                 8,258        8,875

DEFERRED INCOME TAXES                            1,432        1,449

OBLIGATIONS UNDER CAPITAL LEASE                    108          150

STOCKHOLDERS' EQUITY                            27,090       26,737
                                             ------------ ------------


TOTAL                                          $36,888      $37,211
                                             ============ ============




    CONTACT: Innodata Isogen, Inc.
             Al Girardi, 201-488-1200, ext. 5392
             agirardi@innodata-isogen.com